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                                                                 EXHIBIT 10.8.7

           Arthur J. Gallagher & Co. and AJG Financial Services, Inc.
                      Seventh Amendment to Credit Agreement

Harris Trust and Savings Bank                Citibank, N.A.
Chicago, Illinois                            New York, New York

Bank of America, N.A.                        LaSalle Bank National Association
Chicago, Illinois                            Chicago, Illinois

The Northern Trust Company
Chicago, Illinois

Ladies and Gentlemen:

     This Seventh Amendment to Credit Agreement dated as of August 9, 2002 but effective as of June 30, 2002 (herein, the "Amendment"), is entered into by and between the undersigned, Arthur J. Gallagher & Co, a Delaware corporation ("Gallagher"), AJG Financial Services, Inc., a Delaware corporation ("AJG"; Gallagher and AJG being referred to herein collectively as the "Borrowers" and individually as a "Borrower"), Citibank, N.A., Bank of America, N.A., LaSalle Bank National Association, The Northern Trust Company and Harris Trust and Savings Bank, individually and as Agent (the "Agent"). Reference is hereby made to that certain Credit Agreement dated as of September 11, 2000, as amended, between the Borrowers, the Banks and the Agent (the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Borrowers desire to modify certain financial covenants and make certain other amendments to the Credit Agreement, and the Banks are willing to do so under the terms and conditions set forth in this Amendment.

Section 1.  Amendments.

     Subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement shall be and hereby is amended (effective as of June 30, 2002) as follows:

          1.1. Section 6.1 of the Credit Agreement shall be amended by inserting the following new definition in the appropriate alphabetical order:

          ""Avia Cargo" means Avia Cargo LLC, an Irish limited liability company."

          1.2. The last sentence of Section 9.5 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

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          "Such Compliance Certificate shall also (i) set forth the calculations supporting such statements in respect of Sections 9.7, 9.8, 9.9 and
          9.12 of this Agreement and (ii) contain a "deconsolidating" balance sheet and income statement (in a form reasonably acceptable to the Agent) detailing the impact on Gallagher of removing the equity investments in Birchwood, Two Pierce and Avia Cargo from the consolidated financial statements of Gallagher as of the applicable compliance reporting date and also detailing the net effect of such removal on the calculation of the financial covenants set forth in Sections 9.7, 9.8 and 9.9 hereof."

          1.3. The second sentence of Section 9.8 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          "For purposes of determining Gallagher's compliance with this Section, Funded Debt shall be deemed to exclude any Indebtedness for Borrowed Money which is not a legal obligation of Gallagher and which is associated with Gallagher's equity investments in Birchwood, Two Pierce or Avia Cargo as shown on Gallagher's most recent quarterly financial statements."

          1.4. The second sentence of Section 9.9 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          "For purposes of determining Gallagher's compliance with this Section, the figures used to calculate the Fixed Charge Coverage Ratio will be adjusted to exclude from EBITDAR, Capital Expenditures, Restricted Payments, or Indebtedness for Borrowed Money, as appropriate, any portion of those respective consolidated totals which are associated with Birchwood, Two Pierce or Avia Cargo, provided that the Indebtedness for Borrowed Money associated with Gallagher's investments in Birchwood, Two Pierce and Avia Cargo and which is part of this consolidation is not a legal obligation of Gallagher."

          1.5. Section 9.10(c) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

               " (c) Indebtedness for Borrowed Money which is not a legal obligation of Gallagher and which is associated with Gallagher's equity investments in Birchwood, Two Pierce and Avia Cargo as shown on Gallagher's most recent quarterly financial statements; and"

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Section 2.  Conditions Precedent.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

          2.1. The Borrowers and the Required Banks shall have executed and delivered this Amendment.

          2.2. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

Section 3.  Representations.

     In order to induce the Agent and the Banks to execute and deliver this Amendment, the Borrowers hereby represent to the Agent and the Banks that as of the date hereof the representations and warranties set forth in Section 7 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 7.5 shall be deemed to refer to the most recent financial statements of the Borrowers delivered to the Agent and the Banks) and the Borrowers are in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

Section 4.  Miscellaneous.

     4.1. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     4.2. The Borrowers agree to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Agent.

     4.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

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         This Seventh Amendment to Credit Agreement is entered into as of the date and year first above written.

                             Arthur J. Gallagher & Co.


                             By /s/ Jack H. Lazzaro
                                -------------------
                                Name:  Jack H. Lazzaro
                                       ---------------
                                Title: Vice President - Treasurer
                                       --------------------------

                             AJG Financial Services, Inc.


                             By /s/ Jack H. Lazzaro
                                -------------------
                                Name:  Jack H. Lazzaro
                                       ---------------
                                Title: CFO
                                       ---

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     Accepted and agreed to.

                                           Harris Trust and Savings Bank,
                                             individually and as Agent

                                           By /s/ Len E. Meyer
                                              ----------------
                                              Name Len E. Meyer
                                                   ------------
                                              Title Vice President
                                              --------------------

                                           Citibank, N.A.

                                           By /s/ Peter C. Bickford
                                              ---------------------
                                              Name Peter C. Bickford
                                                   -----------------
                                              Title Vice President
                                                    --------------

                                           Bank of America, N.A.

                                           By /s/ Mehul D. Mehta
                                              ------------------
                                              Name Mehul D. Mehta
                                                   --------------
                                              Title Principal
                                                    ---------

                                           LaSalle Bank National Association

                                           By /s/ Kyle Freimuth
                                              -----------------
                                              Name Kyle Freimuth
                                                   -------------
                                              Title Vice President
                                                    --------------

                                           The Northern Trust Company

                                           By /s/ Eric Dybing
                                              ---------------
                                              Name Eric Dybing
                                                   -----------
                                              Title Second Vice President
                                                    ---------------------

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